SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Short-Term Bond Fund (the “Fund”)

At a meeting held May 26-28, 2020, the Board of Trustees of the Fund approved changes to the Fund’s name, principal investment strategies and distribution policy, effective August 3, 2020. Also effective August 3, 2020, Janet S. Rilling, CFA, CPA is added as a portfolio manager for the Fund. In connection with these changes, effective August 3, 2020 the Fund’s prospectuses and summary prospectuses are revised as follows:

I. Name Change The Fund’s name is changed to “Wells Fargo Short-Term Bond Plus Fund”.

II. Principal Investment Strategy and Risk Changes The text in the sections entitled “Principal Investment Strategies” with respect to the Fund is revised as follows:

Current Strategy Language	Strategy Language effective August 3, 2020

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in debt securities;

■

up to 25% of the Fund’s total assets in U.S. dollar-denominated debt securities of foreign issuers; and

■

up to 15% of the Fund’s total assets in below investment-grade debt securities.

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in debt securities;

■

up to 25% of the Fund’s total assets in debt securities of foreign issuers; and

■

up to 25% of the Fund’s total assets in below investment-grade debt securities.

Current Strategy Language	Strategy Language effective August 3, 2020

We invest in both investment-grade and below investment-grade debt securities (often called “high yield securities” or “junk bonds”) and may also invest in U.S. dollar-denominated debt securities of foreign issuers.

We invest in both investment-grade and below investment-grade debt securities (often called “high yield securities” or “junk bonds”) and may also invest in debt securities of foreign issuers.
Current Strategy Language	Strategy Language effective August 3, 2020
We may also use futures for duration and yield curve management.

We may also invest in derivatives, such as futures, currency forwards, and credit default swap indices (“CDX”), for duration and yield curve management, to gain or hedge currency exposure, to control risk or to enhance return.

In the section entitled “Fund Summary - Principal Investment Risks” with respect to the Fund, the following risks are added:

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

The section of the Fund’s prospectuses entitled “Details About the Funds – Principal Investment Risks” with respect to the Fund is revised to add “Foreign Currency Contracts Risk” and “Swaps Risk”.

III. Distribution Policy Changes In the section of the Fund’s prospectuses entitled “Distributions”, the first paragraph is replaced with the following:

The Funds, except Core Plus Bond Fund and Short-Term Bond Plus Fund, generally declare distributions of any net investment income daily, and pay such distributions monthly. Core Plus Bond Fund and Short-Term Bond Plus Fund generally declare distributions of any net investment income monthly, and pay such distributions monthly. For Core Plus Bond Fund and Short-Term Bond Plus Fund, the amount distributed in any given period may be less than the amount earned in that period or more than the amount earned in that period if it includes amounts earned in a previous period but retained for later distribution. The Funds generally make distributions of any realized net capital gains annually. Please note that distributions have the effect of reducing the NAV per share by the amount distributed.

IV. Portfolio Management Change In the section entitled “Fund Summary - Fund Management” with respect to the Fund, the Fund Management table is replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

Christopher Y. Kauffman, CFA, Portfolio Manager/2010
Jay N. Mueller, CFA, Portfolio Manager/2004
Janet S. Rilling, CFA, CPA, Portfolio Manager/2020
Michael J. Schueller, CFA, Portfolio Manager/2019
Noah M. Wise, CFA, Portfolio Manager/2013

The section of the Fund’s prospectuses entitled “Management of the Funds - The Sub-Adviser and Portfolio Managers” is revised to add Short-Term Bond Plus Fund under the table entry for Janet S. Rilling, CFA, CPA.

May 29, 2020	IF6A050/P1007RS